                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                      NEW ENGLAND VARIABLE ANNUITY FUND I
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                      NEW ENGLAND VARIABLE ANNUITY FUND I
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        Beneficial interest in Variable Annuity Contracts of New England Variable Annuity Fund I
    (2) Aggregate number of securities to which transaction applies: N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    (4) Proposed maximum aggregate value of transaction: N/A

    (5) Total fee paid: $125.00 per Registrant

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

501 Boylston Street
Boston, MA 02116-3700
617-578-2000

[LOGO APPEARS HERE] NEW ENGLAND ANNUITIES
A Business Unit of The New England

November 28, 1995

TO OWNERS OF NEW ENGLAND VARIABLE ANNUITY FUND I CONTRACTS:

A Special Meeting of Contractholders of New England Variable Annuity Fund I (the "Fund") will be held on December 28, 1995. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted at the Contractholders Meeting.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Contractholders Meeting. After reviewing this material, please complete and execute the Proxy/Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. Your vote is important. Please return your Proxy/Instruction Form as quickly as possible.

The enclosed Proxy Statement describes matters affecting the Fund as a result of The New England's agreement to merge with Metropolitan Life Insurance Company ("Metropolitan Life"). Upon consummation of the merger, the Fund will become a separate account of Metropolitan Life. The Contracts issued by the Fund will thereafter be deemed to be variable annuity contracts issued by Metropolitan Life, and the insurance obligations under the Contracts will be backed by the assets of Metropolitan Life. It is possible, however, that in light of the merger, the Contracts issued by the Fund will be transferred to New England Variable Life Insurance Company ("NEVLICO") pursuant to a separate arrangement. NEVLICO is currently a subsidiary of The New England, but will become a subsidiary of Metropolitan Life as a consequence of the merger. If the Contracts are transferred to NEVLICO, your Contract will thereafter be deemed to be a variable annuity contract issued by NEVLICO, and the insurance obligations under your Contract will be backed by the assets of NEVLICO. In connection with any such transfer, you will receive more information about the transaction and how it affects your Contract. In either event, you will receive more information about the company assuming the insurance obligations under your Contract.

                                          New England Mutual Life Insurance
                                           Company

501 Boylston Street
Boston, MA 02116-3700
617-578-2000

[LOGO APPEARS HERE] NEW ENGLAND ANNUITIES
A Business Unit of The New England

November 28, 1995

TO OWNERS OF NEW ENGLAND VARIABLE ANNUITY FUND I CONTRACTS:

A Special Meeting of Contractholders of New England Variable Annuity Fund I (the "Fund") will be held on Thursday, December 28, 1995. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted at the Contractholders Meeting. Under certain circumstances, however, annuitants have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED PROXY/INSTRUCTION FORM.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Contractholders Meeting, as well as voting instruction forms with the name of the annuitant entitled to instruct the Contractholder.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Proxy/Instruction Form to each person entitled to give voting instructions. One Proxy/Instruction Form is enclosed for each Contract under which votes are subject to instruction.

The Proxy/Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE PROXY/INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Proxy/Instruction Form.

In order to cast votes under the Contracts you must return a PROXY/INSTRUCTION FORM signed by you, the Contract Owner.

If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Mutual Life Insurance Company (617) 578-3566.

The enclosed Proxy Statement describes matters affecting the Fund as a result of The New England's agreement to merge with Metropolitan Life Insurance Company ("Metropolitan Life"). Upon consummation of the merger, the Fund will become a separate account of Metropolitan Life. The Contracts issued by the Fund will thereafter be deemed to be variable annuity contracts issued by Metropolitan Life, and the insurance obligations under the Contracts will be backed by the assets of Metropolitan Life. It is possible, however, that in light of the merger, the Contracts issued by the Fund will be transferred to New England Variable Life Insurance Company ("NEVLICO") pursuant to a separate arrangement. NEVLICO is currently a subsidiary of The New England, but will become a subsidiary of Metropolitan Life as a consequence of the merger. If the Contracts are transferred to NEVLICO, your Contract will thereafter be deemed to be a variable annuity contract issued by NEVLICO, and the insurance obligations under your Contract will be backed by the assets of NEVLICO. In connection with any such transfer, you will receive more information about the transaction and how it affects your Contract. In either event, you will receive more information about the company assuming the insurance obligations under your Contract.

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                 NOTICE OF SPECIAL MEETING OF CONTRACTHOLDERS

                               December 28, 1995

  Notice is hereby given that a Special Meeting of Contractholders of New England Variable Annuity Fund I (the "Fund") will be held at the offices of New England Mutual Life Insurance Company, 501 Boylston Street, Boston, Massachusetts, on December 28, 1995 at 2:00 p.m. Boston time in conference room 2, 10th floor, for the following purposes:

  1. To approve or disapprove a new investment advisory agreement between the Fund and Capital Growth Management Limited Partnership to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such agreement to be in substance identical to the investment advisory agreement currently in effect for the Fund.

  2. To consider and act upon any other matter incidental to the foregoing purpose and any other matters that may properly come before the meeting or any adjournment thereof.

                                          By order of the Chairman of the
                                            Board of Managers,

                                          Marie C. Swift, Secretary

November 21, 1995

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

-------------------------------------------------------------------------------

   PLEASE FILL IN, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY
                STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116

                                PROXY STATEMENT

  The enclosed Proxy is solicited on behalf of the Board of Managers of New England Variable Annuity Fund I (the "Fund") for use at a Special Meeting of Contractholders of the Fund to be held at the offices of New England Mutual Life Insurance Company ("The New England"), 501 Boylston Street, Boston, Massachusetts 02116, in conference room 2, 10th floor, on December 28, 1995 at 2:00 p.m. Boston time, and at any adjournment thereof (the "Meeting"). A copy of the 1994 Annual Report to Contractholders, and the Fund's semiannual report for the six months ended June 30, 1995, may be obtained without charge from The New England by writing to the above address or by calling (800) 777-5897.

  At any time before it has been exercised, each Proxy may be revoked by the signers by a written revocation delivered to the Secretary of the Board of Managers of the Fund (c/o New England Variable Annuity Fund I, 501 Boylston Street, Boston, Massachusetts 02116), by properly executing a later-dated proxy or by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  This Proxy Statement contains information relating to the Merger (the "Merger") of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company ("Metropolitan Life"). The Merger is being treated, for purposes of the Investment Company Act of 1940 (the "1940 Act"), as a change of control of Capital Growth Management Limited Partnership ("CGM"), which serves as adviser to the Fund. Under the 1940 Act, a change in control of the Fund's adviser results in the automatic termination of the Fund's advisory agreement, effective at the time of the change of control. The Board of Managers has approved and recommends that the Contractholders approve a new advisory agreement. This proposed new agreement would be in substance identical to the advisory agreement currently in effect and would take effect at the time of the Merger. Under the new agreement, CGM would continue to perform advisory services for the Fund after the Merger, on the same terms as are currently in effect.

  Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures beginning on or about November 28, 1995, but supplementary solicitations may also be made by mail, telephone, telegraph or personal interview by officers or members of the Board of Managers of the Fund or by officers, employees or agents of The New England and its subsidiaries. The entire cost of the solicitation will be borne by The New England, of which the Fund is a separate account, and by Metropolitan Life.

                                    VOTING

  The Board of Managers of the Fund has fixed October 31, 1995 as the record date (the "Record Date") for determination of the Contractholders entitled to receive notice of and to vote at the meeting and of the number of votes to which such persons are entitled.

  Each Contractholder at the close of business on the Record Date is entitled to cast at the meeting the number of votes attributable to its contract on such Record Date. The number of votes which the Contractholder is entitled to cast is shown on the Proxy. The number of votes which a Contractholder may cast on a contract in the accumulation period is equal to the number of accumulation units standing to the credit of the contract. During the annuity period a Contractholder may cast the number of votes equal to (i) the amount of assets established in the Fund to meet the obligation for future payments under variable options elected under the contract divided by (ii) the value of an accumulation unit. (Fractional units are counted.) Based on the foregoing, there are 3,790,691.951 votes eligible to be cast at the meeting.

  Although the Contractholder has the sole right to cast all votes attributable to its contract, during the accumulation period an annuitant has the right to instruct the Contractholder as to how such votes shall be cast in the following circumstances: (i) if the annuitant is covered by a contract issued in connection with an individual retirement account (involving a trust or custodial account which meets the requirements of Section 408(a) of the Internal Revenue Code (the "Code")) or (ii) if the annuitant is an employee covered by a contract issued in connection with a plan qualified under Section 401(a), 401(k) or 403(a) of the Code, or a retirement plan not qualifying for favorable Federal tax treatment, then the annuitant may instruct the Contractholder (a) as to votes attributable to the annuitant's own purchase payments (voluntary contributions) and (b) to the extent authorized by the plan, as to any other votes under the contract. Similarly, during the annuity period, every annuitant or other payee has the right to instruct the Contractholder with respect to all votes attributable to the amount of assets established in the Fund to meet the obligations for future payments to such annuitant or other payee.

  If a Contractholder receives instructions from less than all the persons entitled to instruct it, it is required to cast the votes for which it receives no instructions in the same proportion as votes for which instructions have been received. If no instructions are received by the Contractholder from any person entitled to instruct it, it may vote as it deems desirable.

  In the case of a contract issued pursuant to Section 403(b) of the Code (annuity purchase plan adopted by a public school system or certain other tax-exempt organizations) or Section 408(b) of the Code (individual retirement annuity), the annuitant is the Contractholder for voting and all other purposes during both the accumulation and annuity periods.

  Each annuitant or other payee, if any, having the right to instruct the Contractholder with respect to any votes is entitled to receive from the Contractholder a notice of that right and the number of votes to which such right is applicable. All notices and proxy materials will be provided to the Contractholders, including such number thereof as are necessary to enable each Contractholder to distribute copies thereof to all such annuitants and other payees. Neither the Fund nor The New England shall be under a duty to inquire as to the instructions received or the authority of any Contractholder to cast votes. Except to the extent that the Fund or The New England has actual knowledge to the contrary, the votes cast by the Contractholders shall be valid and effective as they affect the Fund, The New England and any others having voting rights with respect to the Fund.

                      APPROVAL OF NEW ADVISORY AGREEMENT,
                   TO BE EFFECTIVE AT THE TIME OF THE MERGER
                                 (PROPOSAL 1)

  As explained above, the Merger of The New England into Metropolitan Life is being treated, for purposes of the 1940 Act, as a change of control of CGM, which serves as adviser to the Fund. The 1940 Act provides that such a change in control constitutes an "assignment" of the advisory agreement under which CGM provides advisory services to the Fund. The 1940 Act further provides that such an "assignment" will result in the automatic termination of that agreement, at the time of the Merger. Proposal 1 seeks shareholder approval of a new investment advisory agreement for the Fund, to be effective at the time of the Merger. The proposed new agreement would be in substance identical to the agreement currently in effect. THE EFFECT OF PROPOSAL 1 IS TO PERMIT THE FUND TO CONTINUE TO OPERATE, FOLLOWING THE MERGER, UNDER AN ADVISORY AGREEMENT SUBSTANTIALLY IDENTICAL TO THAT CURRENTLY IN EFFECT. PROPOSAL 1 WILL NOT RESULT IN ANY CHANGE IN THE IDENTITY OF THE FIRM OR PERSONNEL PROVIDING ADVISORY SERVICES TO THE FUND, OR IN THE FEE RATES PAYABLE BY THE FUND. The Merger is currently expected to occur no earlier than the first calendar quarter of 1996. The Board of Managers of the Fund unanimously recommends that Contractholders vote to approve new investment advisory arrangements for the Fund, to be effective at the time of the Merger.

  THE MERGER. In August 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the "Merger Agreement"). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders and contractholders of The New England (including Contractholders of the Fund) becoming policyholders and contractholders of Metropolitan Life. The policyholders and contractholders of The New England will not receive any other payment, property or consideration in connection with the Merger. It is also possible that, in light of the Merger, the Contracts issued by the Fund will be transferred to New England Variable Life Insurance Company ("NEVLICO") pursuant to a separate arrangement. NEVLICO is currently a subsidiary of The New England, but will become a subsidiary of Metropolitan Life as a consequence of the Merger. As of the date of this Proxy Statement, there is no assurance that any such transfer will occur. In connection with any such transfer, Contractholders will be provided with more information about the transaction and how it affects their Contracts.

  The Merger will not be effected unless it is approved by the requisite vote of the policyholders and contractholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to the fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger be fulfilled, it is not known with certainty, as of the date of this Proxy Statement, when the Merger will occur.

  CGM is organized as a limited partnership. New England Investment Companies, L.P. ("NEIC") owns a majority limited partnership interest in CGM. NEIC itself is also organized as a limited partnership. NEIC's sole general partner, New England Investment Companies, Inc. ("NEIC Inc."), is a wholly-owned subsidiary of The New England. The address of NEIC and NEIC Inc. is 399 Boylston Street, Boston, Massachusetts 02116. As a result of the Merger, NEIC Inc. would become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority of the outstanding limited partnership interests in NEIC. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of this limited partnership interest in NEIC. The Merger Agreement provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc.

  INFORMATION ABOUT METROPOLITAN LIFE. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of Metropolitan Life manage over $25 billion of assets for mutual funds, institutional and other investment advisory clients.

  BOARD OF MANAGERS' RECOMMENDATION. The Board of Managers unanimously recommends that the Contractholders approve a new investment advisory agreement for the Fund, to be effective at the time of the Merger. This new agreement will be in substance identical to the agreement currently in effect. (The only difference will be that the new advisory agreement will be dated the date of the Merger, whereas the current agreement is dated September 1, 1993.) The provisions of the current agreement are summarized below under "Information About The Fund's Investment Adviser."

  In coming to the recommendation set forth above, the Board of Managers reviewed extensive information about the Fund, CGM, NEIC and Metropolitan Life. The Board of Managers also considered the policies of CGM with respect to the placing of portfolio transactions for the Fund with brokers or dealers who furnish brokerage and research services to CGM. (Those policies are described in this Proxy Statement under "Information About The Fund's Investment Adviser.")

  The Board of Managers noted that, for purposes of the 1940 Act, the Merger constitutes a change in control of NEIC. The Merger may also constitute a change in control of CGM, the adviser to the Fund. To avoid any uncertainty over whether the advisory agreement between the Fund and CGM would be deemed to terminate with the change of control of NEIC, it is proposed (and the Board of Managers recommends) that the Contractholders approve a new advisory agreement, identical in substance to the existing agreement, to be effective at the time of the Merger.

  Although the Merger is being treated as a change in control of NEIC and of CGM, the Merger is not expected to result in any change in the personnel, operations or financial condition of NEIC or of CGM. CGM will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approach or style of CGM.

  The Board of Managers accordingly concluded that it is appropriate and desirable for the Fund to enter into a new advisory agreement with CGM, effective at the time of the Merger, in substantially the form of the current advisory agreement. Under the 1940 Act, approval of the new advisory agreement requires the approval of the Fund's Contractholders, by vote of the lesser of
(1) 67% of the votes represented at the Meeting, if more than 50% of the votes are represented at the Meeting, or (2) more than 50% of the outstanding votes.

  In order that the Fund may continue to receive investment advisory services following the Merger, on the same basis as currently, the Board of Managers unanimously recommends that Contractholders vote in favor of Proposal 1.

  If the Contractholders do not approve Proposal 1, the current advisory agreement relating to the Fund will terminate at the time of the Merger, and the Board of Managers will consider such alternative actions as are in the best interest of the Fund.

                INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER

  ADVISORY AGREEMENT. CGM, One International Place, Boston, Massachusetts, serves as investment adviser to the Fund under an advisory agreement dated September 1, 1993. CGM has served as the Fund's investment adviser since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis Sayles & Company, Incorporated ("Loomis Sayles"), whose Capital Growth Management Division was reorganized into CGM on that date. The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. CGM provides discretionary investment management services to mutual funds and other clients.

  CGM, subject to the supervision of the Fund's Board of Managers, manages the investment and reinvestment of Fund assets. For providing such services, the Fund pays CGM an annual fee of .3066% of the average net assets of the Fund (which assets exclude any accrued tax liabilities and reserves for taxes arising from the income and realized and unrealized capital gains on the assets of the Fund). This fee is computed on a daily basis and is payable monthly. During the years ended December 31, 1992, 1993 and 1994, the Fund paid CGM advisory fees of $191,920, $184,658 and $173,070, respectively.

  The advisory agreement was last submitted to a vote of the Contractholders on August 20, 1993, in connection with a change of control of CGM. The Fund's Board of Managers approved the continuation of the advisory agreement on May 31, 1995.

  The advisory agreement provides that it shall continue in effect for an initial term of two years from the date of its execution and thereafter from year to year so long as its continuance is approved at least annually by (i) the Board of Managers of the Fund or by the affirmative vote of a majority of the votes which may be cast by all contractholders (a "majority vote of the Contractholders") and (ii) by the vote of a majority of the Board of Managers who are not interested persons of the Fund or of CGM, cast at a meeting called for that purpose. (A majority vote of the Contractholders for this purpose means 67% or more of the votes entitled to be cast at a meeting at which Contractholders entitled to cast more than 50% of the votes entitled to be cast by all Contractholders are present (in person or by proxy), or more than 50% of the votes entitled to be cast by all Contractholders, whichever is less.) Any amendment to the advisory agreement must be approved by majority vote of the Contractholders and by vote of a majority of the Managers who are not interested persons of the Fund or CGM. The agreement may be terminated without penalty by the Board of Managers or the Contractholders upon 60 days' written notice to CGM or by CGM upon 90 days' written notice to the Fund, and it terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Fund shall at any time be required by The New

England to eliminate all reference to the phrase "New England" in its name, unless the continuance of the agreement after such change of name is approved by majority vote of the Contractholders and by a majority of the Managers who are not interested persons of the Fund or CGM. The agreement also provides that CGM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

  Certain personnel of CGM who have portfolio management authority with respect to the Fund also serve as officers, directors or trustees of other investment companies advised by CGM or of other corporate or fiduciary clients of CGM or have portfolio management authority with respect to such other investment companies or clients. Such clients include certain accounts of The New England and its affiliates ("The New England accounts"). The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM (including The New England accounts) desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Board of Managers that the desirability of retaining CGM as adviser to the Fund outweighs the disadvantages, if any, which might result from these practices.

  PARTNERSHIP AGREEMENT. CGM is a Massachusetts limited partnership organized on December 7, 1989. Its operations are governed by a Second Amended and Restated Limited Partnership Agreement, dated as of June 23, 1993 (the "Second Partnership Agreement").

  CGM's sole general partner, Kenbob, Inc. ("Kenbob"), One International Place, Boston, Massachusetts 02110, is a corporation controlled equally by G. Kenneth Heebner and Robert L. Kemp. Messrs. Heebner and Kemp are employees of CGM. Messrs. Heebner and Kemp are the Directors of Kenbob and also serve as its Chairman and President, respectively. As of September 30, 1995, NEIC owned a 54% limited partnership interest in CGM. The Second Partnership Agreement provides for the sale of part of NEIC's interest in CGM to Kenbob in annual increments.

  CERTAIN OTHER MUTUAL FUNDS ADVISED BY CGM. CGM acts as investment adviser to the following other mutual funds that have similar investment objectives to the Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.


                   NET ASSETS OF
                    OTHER FUND
                   (IN MILLIONS)  ANNUAL                AVERAGE
  FUND              AT 9/30/95   FEE RATE           NET ASSET LEVELS
  ----             ------------- --------           ----------------
  New England         $1,209       0.75%  of the first $200 million
   Growth Fund                     0.70%  of the next $300 million
                                   0.65%  of amounts in excess of $500 million
  New England Ze-
    nith                $903       0.70%  of the first $200 million
   Fund--Capital                   0.65%  of the next $300 million
   Growth Series                   0.60%  of amounts in excess of $500 million
  CGM Capital           $502       0.75%  of the first $200 million
   Development                     0.70%  of the next $300 million
   Fund                            0.65%  of amounts in excess of $500 million

  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS. In buying and selling portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities are carried out through brokers or dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  CGM selects only brokers which it believes are financially responsible, will provide efficient services in executing, clearing and settling the order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commissions will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the brokers in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. These services may be used by CGM in managing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of broker.

                                 OTHER MATTERS

  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers of the Meeting. With respect to Proposal 1, abstentions from voting will have the effect of a negative vote on the proposal.

  In the event that sufficient votes in favor of Proposal 1 are not received by December 28, 1995, the persons named as proxies may vote on those matters as to which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the voting interest present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1. They will vote against any such adjournment those proxies required to be voted against Proposal 1 and will not vote any proxies that direct them to abstain from voting on such Proposal.

  Although the Meeting is called to transact any other business that may properly come before it, the only business that the Board of Managers intends to present or knows that others will present is Proposal 1 mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

  New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116, is the Fund's principal underwriter.

  Contractholder proposals will be included in the Fund's proxy material for any future meetings of Contractholders of the Fund provided that they are received by the Fund within a reasonable time before the Fund solicits proxies relating to such future meetings, and provided that they are otherwise appropriate for inclusion.

November 21, 1995

                      NEW ENGLAND VARIABLE ANNUITY FUND I

               PROXY FOR THE SPECIAL MEETING OF CONTRACTHOLDERS
                               DECEMBER 28, 1995
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS OF THE FUND

     THE UNDERSIGNED HEREBY APPOINTS FREDERICK K. ZIMMERMANN, MARIE C. SWIFT AND ANNE M. GOGGIN, AND EACH OF THEM, WITH POWER OF SUBSTITUTION, OR IF ONLY ONE OF THEM IS PRESENT AND VOTING THEN THAT ONE, THE PROXIES OF THE UNDERSIGNED, TO CAST THE NUMBER OF VOTES TO WHICH THE UNDERSIGNED IS ENTITLED AS CONTRACTHOLDER, AT THE SPECIAL MEETING OF CONTRACTHOLDERS TO BE HELD AT THE OFFICES OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY, 501 BOYLSTON STREET, BOSTON, MASSACHUSETTS ON DECEMBER 28, 1995, AT 2:00 P.M. AND AT ANY ADJOURNMENT THEREOF.

     THE PROXIES ARE HEREBY AUTHORIZED AND INSTRUCTED AS SET FORTH TO VOTE UPON THE MATTER SPECIFIED. THE PROXIES MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. IF THIS FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED SUCH SHARES SHALL BE VOTED FOR SUCH PROPOSAL.

(THE BOARD OF MANAGERS HAS RECOMMENDED A VOTE "FOR" THE FOLLOWING PROPOSAL)

1. Proposal to approve a new investment advisory agreement between the Fund and Capital Growth Management Limited Partnership to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such agreement be in substance identical to the investment advisory agreement currently in effect for the Fund.

        / / FOR                   / / AGAINST              / / ABSTAIN

            THIS PROXY/INSTRUCTION FORM WILL BE VOTED AS DIRECTED.
   IF NO CHOICE IS INDICATED AS TO THE PROPOSAL, IT WILL BE VOTED FOR SUCH
                                   PROPOSAL.

PERSONAL IDENTIFICATION
     NUMBER

                       DATED____________________________________________, 1995


                       -------------------------------------------------------
                                             (Signature)

                       -------------------------------------------------------
                                     (Signature if jointly held)

                       Title _________________________________________________

                       Please sign exactly as name appears hereon. In case of Joint Life Annuities both joint annuitants must sign. When signing as "Trustee" or "Executor" please give full title as such.

           YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

                      NEW ENGLAND VARIABLE ANNUITY FUND I

               PROXY FOR THE SPECIAL MEETING OF CONTRACTHOLDERS
                               DECEMBER 28, 1995
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS OF THE FUND

     THE UNDERSIGNED HEREBY APPOINTS FREDERICK K. ZIMMERMANN, MARIE C. SWIFT AND ANNE M. GOGGIN, AND EACH OF THEM, WITH POWER OF SUBSTITUTION, OR IF ONLY ONE OF THEM IS PRESENT AND VOTING THEN THAT ONE, THE PROXIES OF THE UNDERSIGNED, TO CAST THE NUMBER OF VOTES TO WHICH THE UNDERSIGNED IS ENTITLED AS CONTRACTHOLDER, AT THE SPECIAL MEETING OF CONTRACTHOLDERS TO BE HELD AT THE OFFICES OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY, 501 BOYLSTON STREET, BOSTON, MASSACHUSETTS ON DECEMBER 28, 1995, AT 2:00 P.M. AND AT ANY ADJOURNMENT THEREOF.

     THE PROXIES ARE HEREBY AUTHORIZED AND INSTRUCTED AS SET FORTH TO VOTE UPON THE MATTER SPECIFIED. THE PROXIES MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. IF THIS FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED SUCH SHARES SHALL BE VOTED FOR SUCH PROPOSAL.

  (THE BOARD OF MANAGERS HAS RECOMMENDED A VOTE "FOR" THE FOLLOWING PROPOSAL)

1. Proposal to approve a new investment advisory agreement between the Fund and Capital Growth Management Limited Partnership to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such agreement be in substance identical to the investment advisory agreement currently in effect for the Fund.

       / / FOR                  / / AGAINST               / / ABSTAIN

            THIS PROXY/INSTRUCTION FORM WILL BE VOTED AS DIRECTED.
    IF NO CHOICE IS INDICATED AS TO THE PROPOSAL, IT WILL BE VOTED FOR SUCH
                                   PROPOSAL.

--------------------------------------------------------------------------------
     IF YOU WISH TO VOTE BY TELEPHONE, PLEASE SEE THE INSTRUCTIONS BELOW.
--------------------------------------------------------------------------------

PERSONAL IDENTIFICATION
      NUMBER
                       DATED __________________________________________, 1995


                       ------------------------------------------------------
                                            (Signature)

                       ------------------------------------------------------
                                    (Signature if jointly held)

                       Title ________________________________________________

                       Please sign exactly as name appears hereon. In case of Joint Life Annuities both joint annuitants must sign When signing as "Trustee" or "Executor" please give full title as such.

           YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

--------------------------------------------------------------------------------
            PLEASE DETACH THE ABOVE AND RETURN IN ENVELOPE PROVIDED

                         TELEPHONE VOTING INSTRUCTIONS

Dear Contractholder:

Your vote is important. We have provided an automated telephone voting option which you may access 24 hours a day by dialing 800-842-7629 on a touch tone telephone and keying in your PERSONAL IDENTIFICATION NUMBER.

HOWEVER, IF YOU WISH TO VOTE IN FAVOR OF SOME PROPOSALS AND AGAINST OR ABSTAIN ON OTHERS, YOU MUST DO SO BY SIGNING THE ENCLOSED INSTRUCTION FORM AND RETURNING IT IN THE ENVELOPE PROVIDED.

After dialing 800-842-7629, you will hear the following instructions:

     Please enter your 7-digit Personal identification number shown above your name.

     Press 1 to vote for all items as recommended by the Board of Managers or press 9 if you wish to vote against all the Board of Managers' recommendations.

Once this is completed, the telephone voting option will automatically hang up and your vote will be cast as you directed. THERE IS NO NEED FOR YOU TO MAIL BACK YOUR INSTRUCTION FORM.

Thank you for voting.

                      * * * PLEASE SEE REVERSE SIDE * * *